______________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 12, 2011
(Date of earliest event reported)

GEORESOURCES, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-050544
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

110 Cypress Station Drive, Suite 220
Houston, Texas 77090
(Address of principal executive offices) (Zip Code)

(281) 537-9920
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On January 12, 2011, GeoResources, Inc. (the “Company”), VILLCo Energy, L.L.C. (“VE”) and Chandler Energy, LLC (“Chandler” and with VE, collectively, the “Selling Shareholders”), entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, as representative of the underwriters named therein (the “Underwriters”), providing for the offer and sale (the “Offering”) in a firm commitment underwritten public offering of an aggregate of 6,164,000 shares of the Company’s common stock (the “Shares”), of which 5,175,000 Shares (including full exercise of the underwriters’ option to purchase an additional 675,000 Shares) were offered and sold by the Company and 989,000 Shares (including full exercise of the underwriters’ option to purchase an additional 129,000 Shares)  were offered and sold by the Selling Shareholders, at $25.00 per share, less underwriting discounts and commissions.  The Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Registration Statement on Form S-3 (File No. 333-170832) and the Registration Statement on Form S-3 (File No. 333-144831), each supplemented by the Prospectus Supplement filed with the Securities and Exchange Commission (“Commission”) on January 13, 2011 pursuant to Rule 424(b)(5).  The Offering was consummated on January 19, 2011.  The Legal Opinion relating to the Shares issued by the Company in the Offering is attached hereto as Exhibit 5.1.

Chandler is owned by Collis P. Chandler, III, an executive officer and director of the Company.  Michael A. Vlasic, a director of the Company, is the executive manager of the manager of VE.

Estimated net proceeds to the Company from the Offering are approximately $122.6 million (including the Underwriters’ exercise in full of their option to purchase additional shares), after estimated fees and expenses.  The Company expects to utilize approximately $87.0 million of the net proceeds it received from the Offering to immediately repay in full the outstanding balance under its Credit Facility.  The Company expects to use the remaining net proceeds, along with its cash flow and Credit Facility availability, primarily to fund its drilling and development expenditures on its acreage in the Bakken Trend in North Dakota and Montana, and its acreage in the Eagle Ford Trend in Texas, and for incremental leasehold acquisitions and general corporate purposes.

All of the Underwriters or their affiliates have performed commercial banking, investment banking or advisory services for the Company from time to time for which they have received customary fees and reimbursement of expenses.  The Underwriters may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses.  In addition, of the estimated net proceeds of this Offering, $87.0 million will be used to repay borrowings under the Company’s Credit Facility.  Because an affiliate of Wells Fargo Securities, LLC is a lender and the administrative agent under the Company’s Credit Facility, Wells Fargo Securities, LLC and its affiliate, and in some cases agents or managers for the lender, may receive more than 5% of the proceeds of the Offering (not including underwriting discounts and commissions).

In addition, in the ordinary course of their various business activities, the Underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and such investment and securities activities may involve securities and/or instruments of the Company.  The Underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may, at any time, hold, or recommend to client that they acquire, long and/or short positions in such securities or instruments.  Furthermore, an affiliate of Wells Fargo Securities, LLC is a significant counterparty to certain of the hedging instruments of the Company.

The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company and the selling shareholders, on the one hand, and the Underwriters, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.  Also, the Company and the selling shareholders have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE.

On January 19, 2011, the Company issued a press release announcing that the Offering was consummated, which is attached hereto as Exhibit 99.1.

This information herein and Exhibit 99.1 attached hereto are furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits:

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of January 12, 2011, among the Company, certain selling shareholders, and Wells Fargo Securities, LLC, as representative of the several underwriters.
5.1	Opinion of Jones & Keller, P.C., regarding the validity of the Shares issued by the Company.
23.1	Consent of Jones & Keller, P.C. (included in Exhibit 5.1).
99.1	GeoResources, Inc. Press Release dated January 19, 2011.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC.
By:	/s/ Frank A. Lodzinski Frank A. Lodzinski, Chief Executive Officer and President
Dated: January 19, 2011

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of January 12, 2011, among the Company, certain selling shareholders, and Wells Fargo Securities, LLC, as representative of the several underwriters.
5.1	Opinion of Jones & Keller, P.C., regarding the validity of the Shares issued by the Company.
23.1	Consent of Jones & Keller, P.C. (included in Exhibit 5.1).
99.1	GeoResources, Inc. Press Release dated January 19, 2011.